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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 21, 1999 included or incorporated by reference in Digital Microwave Corporation's Form 10-K for the year ended March 31, 1999 and to all references to our Firm included in this registration statement.

                                          /s/ ARTHUR ANDERSEN LLP


San Jose, California
September 15, 1999